UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015

ATLANTIC COAST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-35072	65-1310069
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4655 Salisbury Road, Suite 110, Jacksonville, FL 32256

(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 342-2824

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 15, 2015, the Board of Governors of the Federal Reserve System (the “FRB”) notified Atlantic Coast Financial Corporation (the “Company”) that the FRB did not have any objection to the appointment of Tracy L. Keegan as Chief Financial Officer of the Company. On May 18, 2015, the Board of Directors of the Company determined that Ms. Keegan shall begin her service immediately, and James D. Hogan’s service as interim Chief Financial Officer of the Company shall end immediately. As Chief Financial Officer, Ms. Keegan will also replace Mr. Hogan as the Company’s principal accounting officer. On May 20, 2015, the Company issued a press release announcing the appointment of Ms. Keegan. The full text of the press release is filed herewith as Exhibit 99.2 hereto and incorporated herein by reference.

Additionally, on May 18, 2015, Mr. Hogan informed the Boards of Directors of the Company and Atlantic Coast Bank (the “Bank”) that he is also retiring as Chief Risk Officer of the Company and the Bank, effective immediately. Mr. Hogan will continue to serve as a member of the Boards of Directors of the Company and the Bank.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 18, 2015, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) and issued a press release announcing the final results of the Annual Meeting. The full text of the press release is filed herewith as Exhibit 99.1 hereto and incorporated herein by reference.

At the Annual Meeting, stockholders considered the election of two directors and the ratification of the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2015. Bhanu Choudhrie and Mr. Hogan were elected each for three-year terms. A breakdown of the votes cast is set forth below.

1.	The election of directors:

	For	Withheld	Broker non-votes
Bhanu Choudhrie	11,263,375	252,754	2,763,394

James D. Hogan	11,228,235	287,894	2,763,394

2.	The ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm:

For	Against	Abstain
14,252,729	26,153	641

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Press release dated May 18, 2015

99.2	Press release dated May 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date: May 20, 2015	By:	/s/John K. Stephens, Jr.
Name: John K. Stephens, Jr.
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

99.1	Press release dated May 18, 2015

99.2	Press release dated May 20, 2015